UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23802

___________________________________________

Destiny Tech100 Inc.
(Exact name of registrant as specified in charter)

___________________________________________

1401 Lavaca Street, #144
Austin, TX 78701
(Address of principal executive offices) (Zip code)

Sohail Prasad
c/o Destiny Tech100 Inc.
1401 Lavaca Street, #144
Austin, TX 78701
(Name and address of agent for service)

(415) 639-9966
Registrant’s telephone number, including area code

___________________________________________

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

Item 1. Reports to Stockholders.

(a)     The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

D/XYZ

DESTINY TECH100 INC

SEMI-ANNUAL SHAREHOLDER REPORT

JUNE 30, 2025

This semi-annual shareholder report contains important information about Destiny Tech100 Inc. for the period of January 1, 2025 to June 30, 2025. You can find additional information about the fund at d.xyz. You can also request this information by contacting us at 415-639-9966 or ir@destiny.xyz

Destiny Tech100 Inc.

Performance and Graphical Illustrations

June 30, 2025 (Unaudited)

The Fund’s performance figures* for the period ended June 30, 2025 compared to its benchmark:

Fund/Index	One-Year	Annualized Since Inception (a)
Destiny Tech100 Inc. - NAV	34.46%	(3.66)%
Fund Benchmark
NASDAQ Composite Index (b)	3.49%	18.44%

*      The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the sale of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Returns are calculated using the net asset value or “NAV” on June 30, 2025.

(a)    The Fund commenced operations on May 12, 2022. The performance is based on average annual returns.

(b)    The Nasdaq Composite Index is a market cap-weighted index, simply representing the value of all its listed stocks. The set of eligible securities includes common stocks, ordinary shares, and common equivalents such as ADRs. However, convertible debentures, warrants, Nasdaq-listed closed-end funds, exchange traded funds (ETFs), preferred stocks, and other derivative securities are excluded.

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

Destiny Tech100 Inc.

Schedule of Investments

As of June 30, 2025 (Unaudited)

Shares/ Principal Amount	Security	Acquisition Date	Cost	Fair Value
	Common Stocks at fair value 2.76%
	Financial Technology 2.76%
60,250	Chime Financial Inc. (a)(c)	12/30/21	$5,150,748	$2,079,228
	Total Common Stocks		5,150,748	2,079,228

	Private Investments, at fair value 96.96%
	Common Stocks 18.78%
	Education Services 2.11%
106,136	ClassDojo, Inc. (a)(b)(c)	11/19/21	3,000,018	1,592,040

	Enterprise Software 3.07%
88,885	Automation Anywhere, Inc. (a)(b)(c)	12/30/21	2,609,219	345,763
110,234	SuperHuman Labs, Inc. (a)(b)(c)	06/25/21	2,999,996	1,965,472
			5,609,215	2,311,235
	Financial Technology 13.15%
90,952	CElegans Labs, Inc. (a)(b)(c)	11/23/21	2,999,977	1,251,500
36,924	Klarna Bank AB (a)(b)(c)	03/16/22	4,657,660	1,167,537
55,555	Public Holdings, Inc. (a)(b)(c)	07/22/21	999,990	364,996
8,200	Revolut Group Holdings Ltd. (a)(b)(c)	12/08/21	5,275,185	7,120,388
			13,932,812	9,904,421
	Social Media 0.34%
1,069	Discord, Inc. (a)(b)(c)	03/01/22	724,942	254,925

	Supply Chain/Logistics 0.11%
26,000	Flexport, Inc. (a)(b)(c)	03/29/22	520,000	80,340
	Total Common Stocks		23,786,987	14,142,961

	Convertible Notes 1.55%
	Aviation/Aerospace 1.55%
$2,000,000	Boom Technology, Inc., 5.00% 12/31/2030 (b)(c)(d)	02/18/22	2,000,000	1,170,000
	Total Convertible Notes		2,000,000	1,170,000

	Preferred Stocks 7.19%
	Aviation/Aerospace 6.01%
8,879	Axiom Space, Inc. Series C Preferred Stock (a)(b)(c)	01/18/23	1,499,929	1,321,550
21,517	Axiom Space, Inc. Series C-1 Preferred Stock (a)(b)(c)	12/22/21	3,179,754	3,202,590
			4,679,683	4,524,140

	Financial Technology 0.60%
176,886	Jeeves, Inc. - Series C Preferred Stock (a)(b)(c)	04/05/22	749,997	449,291
			749,997	449,291
	Food Products 0.16%
52,000	Impossible Foods, Inc. - Series A Preferred Stock (a)(b)(c)	06/17/22	1,272,986	117,000

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Schedule of Investments

As of June 30, 2025 (Unaudited) (continued)

Shares/ Principal Amount	Security	Acquisition Date	Cost	Fair Value
	Social Media 0.42%
1,311	Discord, Inc. - Series G Preferred Stock (a)(b)(c)	03/01/22	$889,055	$312,634
	Total Preferred Stocks		7,591,721	5,403,065

Units
	Special Purpose Vehicles* 69.45%
	Artificial Intelligence 7.09%
11,236	DXYZ OAI I LLC (economic exposure to OpenAI Global LLC, Profit Participation Units) (a)(b)(c)(g)	12/18/23	2,010,008	5,337,550

	Aviation/Aerospace 54.47%
9,100	Celadon Technology Fund VIII, LLC - Series B (economic exposure to Space Exploration Technologies Corp., Common Stock) (a)(b)(c)(g)(h)	06/09/22	618,618	1,970,605
135,135	DXYZ SpaceX I LLC (economic exposure to Space Exploration Technologies Corp., 99% Class A Common Stock and 1% Series J Preferred Stock) (a)(b)(c)(g)(i)	06/27/22	10,009,990	29,263,484
42,857	MWAM VC SpaceX-II, LLC (economic exposure to Space Exploration Technologies Corp., 55% Class A Common Stock and 45% Class C Common Stock) (a)(b)(c)(g)(h)	06/08/22	3,419,945	8,682,828
887	MW LSV Relativity Space, LLC (invested in Relativity Space, Inc., Common Stock) (a)(c)(f)(j)	12/28/21	1,659,996	1,093,751
			15,708,549	41,010,668
	Financial Technology 4.67%
49,075	Fund FG-RTA, a series of Forge Investments LLC (economic exposure to Stripe, Inc., Common Stock) (a)(b)(c)(e)	01/10/22	3,478,813	1,780,441
1,540	Fund FG-TQY, a series of Forge Investments LLC (economic exposure to Plaid, Inc., Common Stock) (a)(b)(c)(e)	02/15/22	1,110,340	370,801
N/A	G Squared Special Situations Fund, LLC - Series H-1 (invested in Brex, Inc., Common Stock) (a)(b)(c)(f)	03/02/22	4,130,298	1,363,398
N/A	Rhenium Bolt 2021, LLC (a)(b)(c)(k)	03/08/22	1,918,174	—
			10,637,625	3,514,640
	Food Products 0.25%
N/A	Khosla Ventures IFSPV II, LLC (invested in Impossible Foods, Inc., Series H Preferred Stock) (a)(b)(c)(f)	11/04/21	2,098,940	186,258

	Gaming/Entertainment 2.97%
4,946	MWLSV Epic Games-II, LLC (invested in Epic Games, Inc., Common Stock) (a)(b)(c)(f)	12/31/21	6,998,590	2,239,400
	Total Special Purpose Vehicles		37,453,712	52,288,516

	Total Private Investments			$73,004,542

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Schedule of Investments

As of June 30, 2025 (Unaudited) (continued)

Shares	Security	Acquisition Date	Cost	Fair Value
	Short-Term Investments 2.34%
	Money Market 2.34%
1,762,266	First American Treasury Obligations, Class X, 4.21% (l)	05/08/23	$1,762,266	$1,762,266
	Total Short-Term Investments		1,762,266	1,762,266
	Total Investments, at fair value — 102.06% (Cost $77,745,434)			$76,846,036
	Other Assets Less Liabilities (2.06%)			(1,548,907)
	Net Assets - 100.00%			$75,297,129
	Securities by Country as a Percentage of Investments Fair Value
	United States 89.21%
	Common Stocks		$19,004,890	$7,934,264
	Convertible Notes		2,000,000	1,170,000
	Preferred Stocks		7,591,721	5,403,065
	Special Purpose Vehicles		37,453,712	52,288,516
	Money Market		1,762,266	1,762,266
	Total United States		$67,812,589	$68,558,111

	United Kingdom 10.79%
	Common Stocks		9,932,845	8,287,925
	Total United Kingdom		$9,932,845	$8,287,925

*       Special Purpose Vehicles (“SPVs”) are private investments vehicles formed to invest in a particular portfolio company that rely on an exemption from the Investment Company Act pursuant to section 3(c)(1) or section 3(c)(7).

(a)    Non-income producing security.

(b)    Level 3 securities fair valued using significant unobservable inputs.

(c)     Restricted investments as to resale.

(d)    PIK interest is included in the fair value of the investment.

(e)    Investment is a SPV that holds multiple forward agreements that represent common shares of the indicated portfolio company. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The aggregate total of the forward contracts for each SPV represents less than 5% of Fund’s net assets.

(f)     The Fund has a direct investment in an SPV which has invested in an underlying portfolio company. The number of units presented, if applicable, are the units in the SPV owned by the Fund, which represents the equivalent number of securities of the underlying portfolio company for which the investment has economic exposure.

(g)    The Fund has a direct investment in an SPV which has economic exposure to an underlying portfolio company. The number of units presented, if applicable, are the units in the SPV owned by the Fund, which represents the equivalent number of securities of the underlying portfolio company for which the investment has economic exposure. The SPV has invested through one or more underlying SPVs.

(h)    The SPV has invested through one underlying SPV, resulting in the related economic exposure to the Fund.

(i)     The SPV has invested through multiple underlying SPVs, some of which have more than one layer, resulting in the related economic exposure to the Fund.

(j)     Valued using net asset value as practical expedient.

(k)    During the year ended December 31, 2024 the SPV disposed of the underlying asset. As of June 30, 2025 the SPV does not hold any underlying assets.

(l)     Rate disclosed is the seven-day effective yield as of June 30, 2025.

LLC- Limited Liability Company

Ltd. - Limited

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Statement of Assets and Liabilities

As of June 30, 2025 (Unaudited)

Assets
Investments, at fair value (Cost – $77,745,434)	$76,846,036
Prepaid expense	111,831
Deferred Offering Cost (see Note 2)	641,127
Other receivable	7
Total Assets	77,599,001

Liabilities
Management fees payable	1,305,001
Professional fees payable	702,249
Valuation fees payable	89,682
Fund administration fees payable	40,117
Transfer agent fees payable	7,498
Custody fees payable	2,465
Other fees payable	154,860
Total Liabilities	2,301,872
Commitments and contingencies (Note 6)
Net Assets	$75,297,129

Net Assets Consist Of:
Paid-in-capital (500,000,000 shares authorized, $0.00001 par value)	82,231,321
Total accumulated deficit	(6,934,192)
Net Assets applicable to Common Shareholders	$75,297,129

Net Asset Value Per Share
Net Assets applicable to Common Shareholders	$75,297,129
Common Shares of beneficial interest outstanding, at $0.00001 par value; 500,000,000 shares authorized, 10,879,905 shares issued and outstanding	10,879,905
Net Asset Value Per Share applicable to Common Shareholders	$6.92

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Statement of Operations

For the Six Months Ended June 30, 2025 (Unaudited)

Investment Income
Dividend income	$17,596
Total Investment Income	17,596

Expenses
Management fees (see Note 5)	887,865
Legal fees	591,187
Audit and tax fees	354,633
Pricing fees	172,100
Board of Directors fees	150,000
Consulting fees	95,853
Chief compliance and principal financial officer fees	76,000
Fund administration fees	60,175
Transfer agent fees	10,602
Custody fees	3,090
Other expenses	126,663
Total Expenses	2,528,168

Net Investment Loss	(2,510,572)

Realized Gain/(Loss) on Investments
Net realized gain/(loss) on investments	(4,348,896)

Change in Unrealized Appreciation/(Depreciation) on Investments
Net change in unrealized fair value on investments	12,106,691

Net Realized and Unrealized Gain/(Loss)	7,757,795

Net Increase in Net Assets from Operations	$5,247,223

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2025 (Unaudited)	For the Year Ended December 31, 2024
Operations
Net investment gain/(loss)	$(2,510,572)	$(3,678,155)
Net realized gain/(loss) on investments	(4,348,896)	8
Net change in unrealized fair value on investments	12,106,691	21,104,520
Increase/(decrease) in net assets resulting from operations	5,247,223	17,426,373

Total increase/(decrease) in net assets	5,247,223	17,426,373

Net Assets
Beginning of period	70,049,906	52,623,533
End of period	$75,297,129	$70,049,906

Capital Share Activity
Net increase/(decrease) in shares outstanding	—	—
Shares outstanding, beginning of period	10,879,905	10,879,905
Shares outstanding, end of period	10,879,905	10,879,905

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Statement of Cash Flows

For the Six Months Ended June 30, 2025 (Unaudited)

Cash Flows from Operating Activities
Net increase in net assets from operations	$5,247,223
Adjustments to reconcile net gain to net cash provided by operating activities:
Change in realized (gain)/loss on investments	4,348,896
Net change in unrealized fair value on investments	(12,106,691)
Purchase of investments	(2,096,433)
Sale of investments	3,913,256
Changes in operating assets and liabilities:
Increase in management fee payable	525,978
Decrease in valuation fee payable	(98,072)
Increase in professional fees payable	420,862
Increase in fund administration fees payable	10,029
Decrease in custody fees payable	(115)
Increase in transfer agent fees payable	1,746
Increase in other fees payable	140,861
Decrease in other receivable	8,365
Decrease in prepaid expenses	37,509
Decrease in amounts due to Organizer	(59,852)
Net cash provided by operating activities	293,562

Cash used in investing activities	—

Cash Flows from Financing Activities
Deferred offering costs paid	(293,562)
Net cash used in financing activities	(293,562)

Net Decrease in cash	—
Cash, beginning of period	—

Cash, end of period	$—

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Financial Highlights

	For the Six Months Ended June 30, 2025 (Unaudited)	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023	For the Year Ended December 31, 2022(1)(2)
Net Asset Value, Beginning of Period	$6.44	$4.84		$5.22	$(1.60)

Income from Investment Operations
Net investment income/(loss) (3)	(0.23)	(0.34)		(0.26)	(0.27)
Net realized gain/(loss) on investments	(0.40)	—		—	0.00
Change in unrealized fair value on investments	1.11	1.94		(0.44)	(2.61)
Recognition of conversion of SAFE note liabilities to Common Shares	—	—		—	2.33
Net change in unrealized fair value of warrants (see Note 4)	—	0.00		0.32	0.13
Change in unrealized fair value on SAFE note liabilities	—	—		—	0.06
Total net change income/(loss) from investment operations and recognition of conversion of SAFE note liabilities to Common Shares	0.48	1.60		(0.38)	(0.36)

Distributions to Shareholders
From net investment income	—	—		—	—
From return of capital	—	—		—	—
Total distributions	—	—		—	—
Effect of shares issued from SAFE note conversion to Common Shares	—	—		—	7.18
Increase/(Decrease) in Net Asset Value	0.48	1.60		(0.38)	6.82
Net Asset Value, End of Period	$6.92	$6.44		$4.84	$5.22

Total Return on Net Asset Value (4)	7.49%	33.12%		(7.29)%	426.08	%(5)
Total Return on Market Value	(35.29)%	613.45	%(6)	—	—

Supplemental Data and Ratios
Net assets attributable to common shares, end of period (000s)	$75,297	$70,050		$52,624	$56,764
Ratio of expenses to average net assets (7)	7.15%	6.28%		5.92%	5.13%
Ratio of net investment income to average net assets (7)	(7.10)%	(6.31)%		(5.25)%	(4.82)%
Portfolio turnover rate (8)	0.00%	0.00%		0.09%	0.24%

(1)    The Fund commenced operations on January 25, 2021. For the period from January 25, 2021 to May 11, 2022, the Organizer was the sole owner of the Fund’s shares of common stock of 2,500,000 shares. Financial Highlights were not presented for the Fund for the 2021 period.

(2)    On May 11, 2022, each SAFE holder received from the Fund a number of shares of common stock equal to the total amount invested by such investor in the private offering divided by $10.00. Following the SAFE Conversion and the reverse stock split, the Fund has 10,879,905 shares of common stock issues and outstanding.

(3)    Calculated using the average shares method.

(4)    Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares. Returns for period less than a year are not annualized.

(5)    Total return has been calculated using the absolute value of the initial Net Asset Value due to a negative Net Asset Value as of January 1, 2022. The total return for the fund has been calculated for shareholders owning shares for the entire period and does not represent the return for holders of SAFE notes that converted to common stock during the year ended December 31, 2022.

(6)    The fund held their initial public offering on March 26, 2024 at $4.84 per share. Total Return on Market Value is based on the period of March 26, 2024 to December 31, 2024.

(7)    Annualized ratios do not include expenses of underlying private investments in which the Fund invests.

(8)    Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value for the periods reported. Ratio is not annualized.

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Notes to Financial Statements

June 30, 2025 (Unaudited)

(1)   Organization

Destiny Tech100 Inc. (the “Fund”) was formed on November 18, 2020, as a Maryland corporation and commenced operations on January 25, 2021. On May 13, 2022, the Fund registered with the Securities and Exchange Commission (“SEC”) as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a non-diversified, closed-end management investment company. The Fund’s shares began trading on the New York Stock Exchange (“NYSE”) on March 26, 2024 under the ticker symbol “DXYZ”.

Destiny Advisors LLC, a Delaware limited liability company (the “Adviser”), serves as the investment adviser to the Fund. The Adviser is responsible for the overall management and affairs of the Fund and has full discretion to invest the assets of the Fund in a manner consistent with the Fund’s investment objective.

The Fund’s investment objective is to maximize the portfolio’s total return, principally by seeking capital gains on equity and equity-related investments. Under normal market conditions, the Fund will invest at least 80% of its total assets in equity and equity-linked securities either directly or through SPVs, of companies principally engaged in the technology sector. Equity-linked securities mean any debt or equity securities that are convertible, exercisable or exchangeable for equity securities of the issuer, or that provide the Fund with economic exposure to the equity securities of such issuer. The Fund will invest principally in the equity and equity-linked securities of what it believes to be rapidly growing venture-capital-backed emerging companies, located primarily in the United States. The Fund may also invest on an opportunistic basis in select U.S. publicly traded equity securities or certain non-U.S. companies that otherwise meet its investment criteria. The Fund concentrates its investments in companies operating in one or more industries within the technology group of industries. There can be no assurance that the Fund’s investment objective will be achieved or that its investment program will be successful. We intend to be treated, and intend to qualify annually, as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), beginning with the taxable year ended December 31, 2023. No assurance can be provided that we will qualify as a RIC for any taxable year.

The Adviser is a wholly-owned subsidiary of Destiny XYZ Inc. (the “Organizer”). The Organizer manages and controls the Adviser.

The Fund’s board of directors (the “Board”) has overall responsibility for monitoring and overseeing the Fund’s operations and investment program. A majority of the directors of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.

(2)   Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. All accounts are stated in U.S. dollars unless otherwise noted. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

(a)   Investments

Investments in securities may include private investments vehicles formed to invest in a particular portfolio company that rely on an exemption from the Investment Company Act pursuant to section 3(c)(1) or section 3(c)(7) (“special purpose vehicles” or “SPVs”). These investments are recorded on the trade date, the date on which the Fund agrees to purchase or sell the securities.

The Fund may invest in SPVs that hold forward contracts. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The counterparties are shareholders of the portfolio company. The Fund does not have information as to the identities of the shareholders; however, counterparty risk is mitigated by the fact that there is not a single counterparty on the opposite side of the forward contracts.

The Fund may invest in “forward contracts” that involve shareholders (each a “counterparty”) of a potential portfolio company whereby such counterparties promise future delivery of such securities upon transferability or other removal of restrictions. This may involve counterparty promises of future performance, including among other things transferring shares to us in the

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

June 30, 2025 (Unaudited)

future, paying costs and fees associated with maintaining and transferring the shares, not transferring or encumbering their shares, and participating in further acts required of shareholders by the counterparty and their agreement with us. Should counterparties breach their agreement inadvertently, by operation of law, intentionally, or fraudulently, it could affect the Fund’s performance. The Fund’s ability and right to enforce transfer and payment obligations, and other obligations, against counterparties could be limited by acts of fraud or breach on the part of counterparties, operation of law, or actions of third parties. Measures the Fund takes to mitigate these risks, including powers of attorney, specific performance and damages provisions, any insurance policy, and legal enforcement steps, may prove ineffective, unenforceable, or economically impractical to enact. As of June 30, 2025, the Fund did not have insurance policies related to its investments in forward contracts.

The organizer of each SPV holding forward contracts may carry an insurance policy at their own expense to protect the SPV against certain insured risks with respect to the forward purchase contracts. Insured risks include (i) an intentional attempt by a shareholder to deceive the organizer or the SPV or a failure to honor an obligation under, or refusal to settle, an obligation to the SPV; (ii) certain events of bankruptcy; and (iii) in the case of death of a shareholder, the refusal of the shareholder’s heirs, beneficiary, or estate to honor the obligation.

In cases where the Fund purchases a forward contract through a secondary marketplace or SPV, it may have no direct relationship with, or right to contact, enforce rights against, or obtain personal information or contact information concerning the counterparty. In such cases, the Fund will not be a direct beneficiary of the portfolio company’s securities or related instruments. Instead, it would rely on a third party to collect, settle, and enforce its rights with respect to the portfolio company’s securities. There is no guarantee that said party will be successful or effective in doing so.

Through its ownership of DXYZ OAI I LLC, the Fund holds economic exposure to Profit Participation Units (“PPUs”) in Open AI Global LLC, which are financial instruments that entitle the Fund to a contractual right to participate in the portfolio company’s future profits. The ownership of PPUs does not represent an equity ownership in the portfolio company. In addition, PPUs do not grant any voting rights or influence over portfolio company management.

Realized gains or losses on dispositions of investments represent the difference between the original cost of the investment, based on the specific identification method, and the proceeds received from the sale. The Fund applies a fair value accounting policy to its investments with changes in unrealized gains and losses recognized in the statement of operations as a component of net unrealized gain (loss).

(b)   Income Taxes

The Fund intends to be treated as a RIC for U.S. federal income tax purposes, and intends to each year to qualify as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and realized gains each year. The Fund intends to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended December 31) plus undistributed amounts from prior years.

The Fund has selected a tax year end of December 31.

There were no distributions for the period ended June 30, 2025.

The Fund records uncertain tax positions in accordance with ASC 740 on the basis of a two-step process in which (1) it determines whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold, it recognizes the largest amount of tax benefit that is more than 50 percent likely to be realized upon ultimate settlement with the related tax authority. There were no material unrecognized tax benefits or unrecognized tax liabilities related to uncertain income tax positions as of and through June 30, 2025.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

June 30, 2025 (Unaudited)

The Fund did not elect to be taxed as a RIC for the year ended, December 31, 2022, since the Fund operated privately for the first four months and, therefore, was ineligible to make the RIC election for the year ended December 31, 2022. The Fund elected to be treated as a RIC for the first time in its tax returns filed for the year ended December 31, 2023. The Fund has since identified a potential non-compliance issue with the 25% diversification test, as certain SPVs that have economic exposure to the securities of Space Exploration Technologies Corp. (“SpaceX”) comprised approximately 25.9% of total assets as of March 31, 2023.

Management, in consultation with its tax and legal advisors, has identified and will implement remediation measures to ensure compliance with the 25% diversification test under Section 851 of the Internal Revenue Code. These measures include considerations of raising additional capital and/or potential dispositions of certain investments to bring the Fund within the diversification threshold. Given these corrective actions, management believes that the Fund will be in compliance with the diversification requirements necessary to maintain its RIC status. Additionally, in the event of any ambiguity regarding qualification under the de minimis exception, the Fund may seek relief under the reasonable cause exception provided by the IRS.

If the Fund does not qualify for the de minimis exception within the applicable period (i.e. September 30, 2025), and cannot obtain relief under the reasonable cause exception, it would be taxed as a corporation. The financial impact of this classification cannot currently be estimated, as it would depend on available net operating loss carryovers and unrealized gains or losses at that date.

(c)   Cash and Cash Equivalents

Cash and cash equivalents include U.S. dollar deposits at bank accounts at amounts which may exceed insured limits. The Fund is subject to risk to the extent that the institutions may be unable to fulfill their obligations.

(d)   Income and Expenses

Interest income is recognized on an accrual basis as earned. Dividend income is recorded on the ex-dividend date. Expenses are recognized on an accrual basis as incurred.

The Fund incurred costs in connection with listing on NYSE and shelf registration statement. These costs were recorded as a deferred charge and will be charged to capital when shares are issued from the shelf registration. There were $641,127 of deferred offering costs accrued during the year, recognized as a Deferred Offering Cost on the Statement of Assets and Liabilities. Certain investments may have contractual payment-in-kind (“PIK”) interest. PIK represents accrued interest that is added to the principal of the investment on the respective interest payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest income. As of June 30, 2025, Boom Technology Inc. has contractual PIK interest which is reflected in the fair value of the investment.

(e)   Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Fund’s management to make estimates and assumptions that affect the amounts reported in the financial statements. Because of the uncertainties associated with estimation, actual results could differ from those estimates used in preparing the accompanying financial statements.

(f)   Concentrations of Credit Risk

Financial instruments which potentially expose the Fund to concentrations of credit risk consist of cash and cash equivalents. The Fund maintains its cash and cash equivalents in financial institutions at levels that have historically exceeded federally- insured limits.

(g)   Risks and Uncertainties

All investments are subject to certain risks. Changes in overall market movements, interest rates, or factors affecting a particular industry, can affect the ultimate value of the Fund’s investments. Investments are subject to a number of risks, including the risk that values will fluctuate as a result of changing expectations for the economy and individual investors.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

June 30, 2025 (Unaudited)

Liquidity and Valuation Risk - Liquidity risk is the risk that securities may be difficult or impossible to sell at the time the Adviser would like or at the price it believes the security is currently worth. Liquidity risk may be increased for certain Fund investments, including those investments in funds with gating provisions or other limitations on investor withdrawals and restricted or illiquid securities. Some SPVs in which the Fund invests may impose restrictions on when an investor may withdraw its investment or limit the amounts an investor may withdraw. To the extent that the Adviser seeks to reduce or sell out of its investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

A substantial portion of the Fund’s investments are illiquid, as determined by using the SEC standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven calendar days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Investment of the Fund’s assets in illiquid and restricted securities may also restrict the Fund’s ability to take advantage of market opportunities.

Valuation risk is the risk that one or more of the securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult, in which case the Adviser’s judgment may play a greater role in the valuation process.

Concentration Risk - Many of the Fund’s investments will be in U.S. private companies in the technology sector, and therefore will be particularly exposed to the risks attendant to investments in that sector. Investors generally have no assurance as to the degree of diversification of the Fund’s investments, either by geographic region, asset type or sector. Accordingly, a significant portion of the Fund’s investments may be made in relatively few geographic regions, asset types, security types or industry sectors. For example, as of June 30, 2025, approximately 60.78% of our investment portfolio is invested in private technology companies in the aerospace/aviation industry. Any such concentration of risk may increase losses suffered by the Fund, which could have a material adverse effect on the Fund’s overall financial condition.

General SPV Risks - Our investments in SPVs will typically require us to bear a pro rata share of the vehicles’ expenses, including operating and offering related costs, which could result in higher expenses than if we invested in the single underlying portfolio company directly. Because SPVs are organized by managers unaffiliated with us and we will typically be one of many investors in the SPV, in purchasing an SPV interest, we entrust all aspects of the management of the SPV to its manager. SPVs are generally organized as limited liability companies, and to the extent an SPV is organized as a Delaware Series LLC, we would be subject to the risks inherent in investing in a Delaware Series LLC. Some SPVs in which we invest may impose restrictions on when investors may withdraw their investment or limit the amounts investors may withdraw. To the extent we seek to reduce or sell out our investment at a time or in an amount that is prohibited, we may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that we may not have otherwise sold. Additionally, SPVs are not publicly traded and therefore may not be as liquid as other types of investments. Further, the fair value of investments in SPVs may differ from the value of the underlying securities were we to hold such securities directly. Finally, as investors in an SPV, we own interests in the SPV and have no ownership rights to the underlying securities. These characteristics present additional risks for stockholders. Individual SPVs that we invest in may have different terms and structures, which may present unique risks and result in different fee levels.

Market Disruption and Geopolitical Risk - The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

June 30, 2025 (Unaudited)

illness or other public health issues, including widespread epidemics or pandemics, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of Fund Investments.

(h)   Restricted securities

Restricted securities are securities of privately-held companies that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Adviser. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Adviser. As of June 30, 2025, there is no expected date for such restrictions to be removed for the Fund’s restricted securities.

Additional information on each restricted investment held by the Fund on June 30, 2025 is as follows:

Investments	Initial Acquisition Date	Cost	Fair Value	% of Total Net Assets
Automation Anywhere, Inc.	12/30/2021	$2,609,219	$345,763	0.46%
Axiom Space, Inc. Series C Preferred Stock	1/18/2023	1,499,929	1,321,550	1.76%
Axiom Space, Inc. Series C-1 Preferred Stock	12/22/2021	3,179,754	3,202,590	4.25%
Boom Technology, Inc., 5.00% 12/31/2030	2/18/2022	2,000,000	1,170,000	1.55%
Celadon Technology Fund VIII, LLC - Series B (economic exposure to Space Exploration Technologies Corp., Common Stock)	6/9/2022	618,618	1,970,605	2.62%
CElegans Labs, Inc.	11/23/2021	2,999,977	1,251,500	1.66%
Chime Financial Inc.	12/30/2021	5,150,748	2,079,228	2.76%
ClassDojo, Inc.	11/19/2021	3,000,018	1,592,040	2.11%
Discord, Inc.	3/1/2022	724,942	254,925	0.34%
Discord, Inc. - Series G Preferred Stock	3/1/2022	889,055	312,634	0.42%
DXYZ OAI I LLC (economic exposure to OpenAI Global LLC, Profit Participation Units)	12/18/2023	2,010,008	5,337,550	7.09%
DXYZ SpaceX I LLC (economic exposure to Space Exploration Technologies Corp., 99% Class A Common Stock and 1% Series J Preferred Stock)	6/27/2022	10,009,990	29,263,484	38.87%
Flexport, Inc.	3/29/2022	520,000	80,340	0.11%
Fund FG-RTA, a series of Forge Investments LLC (economic exposure to Stripe, Inc., Common Stock)	1/10/2022	3,478,813	1,780,441	2.37%
Fund FG-TQY, a series of Forge Investments LLC (economic exposure to Plaid, Inc., Common Stock)	2/15/2022	1,110,340	370,801	0.49%
G Squared Special Situations Fund, LLC - Series H-1 (invested in Brex, Inc., Common Stock)	3/2/2022	4,130,298	1,363,398	1.81%
Impossible Foods, Inc. - Series A Preferred Stock	6/17/2022	1,272,986	117,000	0.16%
Jeeves, Inc. - Series C Preferred Stock	4/5/2022	749,997	449,291	0.60%
Khosla Ventures IFSPV II, LLC (invested in Impossible Foods, Inc., Series H Preferred Stock)	11/4/2021	2,098,940	186,258	0.25%
Klarna Bank AB	3/16/2022	4,657,660	1,167,537	1.55%

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

June 30, 2025 (Unaudited)

Investments	Initial Acquisition Date	Cost	Fair Value	% of Total Net Assets
MWAM VC SpaceX-II, LLC (economic exposure to Space Exploration Technologies Corp., 55% Class A Common Stock and 45% Class C Common Stock)	6/8/2022	$3,419,945	$8,682,828	11.53%
MWLSV Epic Games-II, LLC (invested in Epic Games, Inc., Common Stock)	12/31/2021	6,998,590	2,239,400	2.97%
MW LSV Relativity Space, LLC (invested in Relativity Space, Inc., Common Stock)	12/28/2021	1,659,996	1,093,751	1.45%
Public Holdings, Inc.	7/22/2021	999,990	364,996	0.48%
Revolut Group Holdings Ltd.	12/8/2021	5,275,185	7,120,388	9.46%
Rhenium Bolt 2021, LLC	3/8/2022	1,918,174	—	0.00%
SuperHuman Labs, Inc.	6/25/2021	2,999,996	1,965,472	2.61%
Total Investments		$75,983,168	$75,083,770	99.73%

(3)   Fair Value Measurements

The Fund’s Fair Valuation Procedures incorporate the principles found in Rule 2a-5 of the 1940 Act in conjunction with Topic 820 (“ASC 820”) of the FASB. Rule 2a-5 was created to address valuation practices with respect to the investments of a registered investment company and the oversight role performed by the Board in the valuation process. The Board has appointed the Adviser to serve as the Valuation Designee to perform fair value determinations.

ASC 820 was created to establish a framework for measuring fair value through the use of certain methods and inputs and shall be used by the Adviser in combination with the directives of Rule 2a-5 of the 1940 Act. ASC 820 defines fair value as the price of an asset that one would observe in an orderly purchase and sale transaction between market participants at a specific point in time. Data inputs used to perform a valuation are categorized as follows:

Readily Available (Level I) – Investments that trade frequently, for which pricing quotations in active markets are easily accessible.

Limited Availability (Level II) – Investments lacking easily recognizable market data, but where certain other observable data points exist such as market quotes for similar investments, and other observable market conditions such as interest rates, yield curves, default rates, etc.

Unavailable (Level III) – Investments where there is virtually no market data available, with no observable market data points or inputs. Fair value may be derived from professional judgments and assumptions in the form of an analysis that considers relevant factors and criteria determined in good faith, using a methodology such as liquidation basis, present value of cash flows, income approach, etc. or an independent third-party appraisal, should the committee feel the need to engage one.

Investments in publicly traded securities are generally carried at the closing price on the last trading day of the reporting period, while private investments are carried at fair value, estimated using applicable methodologies or are valued at their NAV as a practical expedient. In instances where a public or private real estate market transaction is not sufficiently similar to the investment being valued, alternative valuation methodologies shall be utilized. The determined fair value may be discounted even further on account of factors including but not limited to capital and risk structure, restrictions on resale, and ownership structure.

The Fund is registered under the 1940 Act. The Fund’s investments will be fair valued on a quarterly basis and the Fund will calculate its NAV as of the close of each business quarter. Fluctuations in an investment’s fair value may be caused by volatility in economic conditions, among other factors. Such fluctuations in the fair value are classified as unrealized gains or losses in the Fund’s statement of operations. Upon the disposition of an investment, the corresponding gain or loss is classified as realized and will also be noted in the statement of operations.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

June 30, 2025 (Unaudited)

Certain private fund investments are reported on the Fund’s schedule of investments as being measured at fair value using the Fund’s pro rata NAV (or its equivalent) without further adjustment, as a practical expedient of fair value, and therefore these investments are excluded from the fair value hierarchy. Generally, the fair value of the Fund’s investment in a private investment represents the amount that the Fund could reasonably expect to receive from the investment if the Fund’s investment is liquidated at the measurement date based on NAV.

Investments in private financial instruments or securities for which no readily available pricing is available may be valued by an independent reputable third-party service provider on a quarterly basis or as needed. This includes securities for which the use of NAV as a practical expedient is permitted under U.S. GAAP because their value is not based on unadjusted quoted prices. In conjunction with input from the independent third-party valuation agent, the Adviser, as the Valuation Designee, shall value each Level III Investment on a quarterly basis.

The methods commonly used to develop indications of value for an asset are the Income, Market, and Cost Approaches. Each valuation technique is detailed in ASC 820.

The Income Approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques; option-pricing models, such as the Black-Scholes- Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques.

The Market Approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). For example, valuation techniques consistent with the market approach often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering factors specific to the measurement (qualitative and quantitative).

The Cost Approach is based on the amount that currently would be required to replace the service capacity of an asset (often referred to as current replacement cost). From the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence. Obsolescence encompasses physical deterioration, functional (technological) obsolescence, and economic (external) obsolescence and is broader than depreciation for financial reporting purposes (an allocation of historical cost) or tax purposes (based on specified service lives).

At various times, the Fund invests in SPVs and similar structures to gain exposure to securities of a single private issuer. The SPVs may hold forward contracts that represent the right to acquire common shares, common stock, preferred stock, profit participation units, an underlying SPV, or other investments. A third-party valuation agent will be engaged to determine fair market value of the SPVs taking the following into account: SPV financial statements, observed market indications, carry, fees, parity of SPV shares to underlying investment shares, forward contract credit risk, value of underlying investment(s) held by SPVs, and other relevant factors. The SPVs may incur a tax liability associated with distributions made by underlying portfolio investments. If an SPV charges management fees, those fees will be taken into consideration on the impact of the fair value of the SPV.

SPV Investments are categorized as Level 3 in the fair value hierarchy. The investments in an SPV that have yet to purchase the underlying securities are held at cost and are categorized as Level 3 in the fair value hierarchy. The Fund follows the guidance in GAAP that allows, as a practical expedient, the Fund to value such investments at their reported NAV per share (or if not unitized, at an equivalent percentage of the capital of the investee entity). Such SPVs may provide an updated NAV or its equivalent on a quarterly basis. The Fund’s Fair Valuation Committee meets frequently to discuss the fair valuation methodology and will adjust the value of a security if there is a public update to such valuation.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

June 30, 2025 (Unaudited)

The following table summarizes the levels within the fair value hierarchy for the Fund’s assets measured at fair value as of June 30, 2025:

Assets

Investment	Level 1	Level 2	Level 3	Practical Expedient	Total
Common Stocks	$2,079,228	$—	$14,142,961	$—	$16,222,189
Convertible Notes	—	—	1,170,000	—	1,170,000
Preferred Stocks	—	—	5,403,065	—	5,403,065
Special Purpose Vehicles (a)	—	—	51,194,765	1,093,751	52,288,516
Money Market	1,762,266	—	—	—	1,762,266
Total	$3,841,494	$—	$71,910,791	$1,093,751	$76,846,036

(a)    Certain SPVs hold forward contracts. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The counterparties are shareholders of the portfolio company. See Schedule of Investments.

The following is the fair value measurement of investments that are measured at the Fund’s pro rata NAV (or its equivalent) as a practical expedient:

Investment in Securities	Investment Strategy	Fair Value	Redemption Frequency	Notice Period
MW LSV Relativity Space, LLC (invested in Relativity Space, Inc., Common Stock)	Special Purpose Vehicle - Aviation/Aerospace	$1,093,751	N/A	N/A
		$1,093,751

The changes in fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Assets

Investment	Balance as of December 31, 2024	Purchase of Investments	Proceeds from Sale of Investments	Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation (Depreciation) on Investments	Transfers out of Level 3	Balance as of June 30, 2025
Common Stocks	$12,619,516	$—	$—	$—	$1,523,445	$—	$14,142,961
Convertible Notes	950,000	—	—	—	220,000	—	1,170,000
Preferred Stocks	6,980,633	—	—	—	501,660	(2,079,228)	5,403,065
Special Purpose Vehicles (a)	47,014,562	—	—	—	5,273,954	(1,093,751)	51,194,765
Total	$67,564,711	$—	$—	$—	$7,519,059	$(3,172,979)	$71,910,791

(a)    Certain SPVs hold forward contracts. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The counterparties are shareholders of the portfolio company. See Schedule of Investments.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

June 30, 2025 (Unaudited)

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of June 30, 2025:

Level 3 Investments	Fair Value as of June 30, 2025	Valuation Technique	Unobservable Input	Ranges of Inputs/ (Average)
Assets
Common Stocks	$1,592,040	Market Approach	Adjusted Recent Transaction Price	$15.00
	$345,763	Market Approach	Volume Weighted Average Transaction Prices	$3.75-$4.00/($3.89)
	$3,581,968	Market Approach	Recent Transaction Prices	$6.57-$17.83/N/A
	$7,120,388	Market Approach	Average of Broker Quotes and Index Prices	$778.50-$903.88/ ($868.34)
	$335,265	Market Approach	Volume Weighted Average Transaction and Index Prices	$2.90-$260.00/ ($122.36)
	$1,167,537	Market Approach	Index Price	$31.62

Convertible Notes	$1,170,000	Market Approach	Probability-weighted scenario analysis	N/A

Preferred Stocks	$5,090,431	Market Approach	Recent Transaction Price	$2.25-$148.84/N/A
	$312,634	Market Approach	Volume Weighted Average Transaction and Index Prices	$230.00-$260.00/ ($238.47)

Special Purpose Vehicles	$7,071,749	Market Approach	Index Price	$11.56-$475.04/N/A
	$43,936,758	Market Approach	Volume Weighted Average Transaction and Index Prices	$31.73-$475.00 /($231.88)
	$186,258	Market Approach	Recent Transaction Prices	$2.25
Total	$71,910,791

(a)    Certain SPVs hold forward contracts. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The counterparties are shareholders of the portfolio company. See Schedule of Investments.

(4)   Capital Transactions

On January 25, 2021, the Organizer purchased 2,500,000 shares of the Fund’s common stock, par value $0.00001, for $25,000.

In January 2021, the Fund commenced a private offering (the “Private Offering”) of Simple Agreements for Future Equity (“SAFEs”) pursuant to Rule 506(b) under the Securities Act of 1933, as amended, to a limited number of qualified purchasers, as such term is defined under Section 2(a)(51)(A) of the 1940 Act. A SAFE is an investment instrument similar to a convertible promissory note. The SAFE document is not a debt instrument, but rather appears on the Fund’s capitalization table like other convertible securities such as options. Unlike a convertible note, the SAFE does not have a maturity date and contains provisions for conversion into shares of the Fund’s common stock or redemption upon the occurrences set forth therein. Additionally, a SAFE does not accrue interest.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

June 30, 2025 (Unaudited)

The purchasers of SAFEs are referred to as “SAFE Investors.” As additional consideration of a SAFE Investor’s purchase of the SAFE, each SAFE Investor was granted a warrant to purchase the number of shares of the Fund’s common stock equal to the purchase amount of the SAFE divided by $10.00 per share (or such amount per share established pursuant to any amendment to the terms of the SAFE) multiplied by either 40% for Tranche 1 or 30% for Tranche 2 and Tranche 3, rounded down to the nearest whole share (the “Warrant Shares”) at a purchase price of $11.50 per Warrant Share, subject to such adjustments as set forth in the terms of the SAFE (the “Warrant”).

Immediately prior to the SAFE Conversion (defined below), and in accordance with the terms of the SAFE agreement, the Fund performed a reverse stock split of shares of the common stock to ensure that a sufficient amount of shares of the common stock not owned by the Organizer would be outstanding after the SAFE Conversion.

On April 27, 2022, the Fund obtained approval from a majority of the SAFE holders to amend the SAFE Agreement to provide for a mandatory conversion of the SAFEs to shares of our common stock at a conversion price of $10.00 per share (the “SAFE Conversion”). On May 11, 2022, each SAFE holder received from the Fund a number of shares of common stock equal to the total amount invested by such investor in the private offering divided by $10.00. Following the SAFE Conversion and the reverse stock split, the Fund has 10,879,905 shares of common stock issued and outstanding.

The SAFE Investors who acquired shares of the common stock in connection with the SAFE Conversion (the “Lock-Up Shares”) are subject to limitations on their ability to offer, sell or otherwise dispose of the Lock-Up Shares during the “Lock-Up Period”. Immediately following the date the shares are listed for trading on the NYSE, 25% of the Lock-Up Shares will be freely transferable and not subject to the lock-up provisions as defined in the Fund’s Registration Statement. The Lock-Up Period for the remaining Lock-Up Shares is:

•      with respect to the first 33.33% of the remaining Lock-Up Shares, 60 days after the date our shares are listed for trading on the NYSE,

•      with respect to an additional 33.33% of the remaining Lock-Up Shares, 120 days after the date our shares are listed for trading on the NYSE, and

•      with respect to the last 33.33% of the remaining Lock-Up Shares, 180 days after the date our shares are listed for trading on the NYSE.

Warrants

As additional consideration in connection with the Private Offering, the Fund issued to investors warrants (the “Warrants”) to purchase additional shares of the Fund’s common stock at a purchase price of $11.50 per Warrant, subject to certain adjustments set forth in the SAFE Agreement entered into between the Fund and purchasers of SAFEs. Pursuant to the terms of the Warrant Agreement, the Warrants had an expiration date of January 1, 2026.

The Fund evaluated the Warrants pursuant to ASC 480 to determine whether they represent an obligation requiring the Fund to classify the instruments as a liability. Management determined the Warrants did not meet the criteria to be classified as liabilities under ASC 480 and next evaluated them under ASC 815.

Management then determined the Warrants did not meet the definition of a derivative. It was thus determined to next evaluate them under the guidance in ASC 815-40-15-5 through 15-8 to determine whether they meet the criteria to be considered indexed to the Fund’s own stock. Management determined the Warrants did not meet the criteria to be considered indexed to the Fund’s own stock and were treated as a liability classified pursuant to ASC 815-40-15-7D.

It was determined that the Warrants expired 120 days following the Fund’s registration as an investment company on May 13, 2022, pursuant to Section 18 of the 1940 Act.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

June 30, 2025 (Unaudited)

(5)   Related Party Transactions

(a)   Management Fee

On April 29, 2022, the Fund and the Adviser entered into an investment advisory agreement (the “Advisory Agreement”), whereby the Adviser receives a base management fee in the amount of 2.00% per annum (the “Base Management Fee”) on the first business day of each month prior to a public listing of the Fund’s shares of common stock. The Base Management Fee was calculated based on the average value of the Fund’s invested capital. The term “invested capital” refers to the amount of capital contributed by investors in the private offering of SAFEs. Under the Advisory Agreement, upon the listing of the Fund’s shares of common stock on a national securities exchange, the Adviser will receive a Base Management Fee, payable quarterly in arrears, in an amount equal to 0.625% per quarter (2.50% annualized) of the average value of the Fund’s gross assets, at the end of the two most recently completed calendar quarters. For purposes of the Advisory Agreement, the term “gross assets” includes assets purchased with borrowed amounts. The Fund’s shares began trading on the NYSE on March 26, 2024; the Base Management Fee was calculated with this methodology from that day forward.

Prior to the execution of the Advisory Agreement, the Fund and the Adviser operated under a separate investment advisory agreement whereby the Adviser received management fees in the amount of 2.00% per annum on a monthly basis. Management fees under the prior investment advisory agreement were calculated based on (x) the aggregate amount of the SAFEs purchased by SAFE investors multiplied by (y) the management fee divided by (z) twelve.

As of March 12, 2025, the Adviser implemented a voluntary deferral of the payment of management fees. The Fund shall not be required to pay any accrued Management Fees (as such term is defined in the Investment Advisory Agreement) to the Adviser unless the Fund has cash, cash equivalents or other liquid securities in an amount equal to or greater than $5.5 million.

The Fund invests in SPVs that charge management fees in connection with the Fund’s investment.

SPV Name	Ongoing Management Fees(a)	Carried Interest/ Incentive Fees(b)
G Squared Special Situations Fund, LLC - Series H-1 (invested in Brex, Inc., Common Stock)	0%	0%
MWLSV Epic Games-II, LLC (invested in Epic Games, Inc., Common Stock)	0%	0%
DXYZ OAI I LLC (economic exposure to OpenAI Global LLC, Profit Participation Units)	0%	0%
Fund FG-TQY, a series of Forge Investments LLC (economic exposure to Plaid, Inc., Common Stock)	0%	0%
MW LSV Relativity Space, LLC (invested in Relativity Space, Inc., Common Stock)	0%	0%
Celadon Technology Fund VIII, LLC - Series B (economic exposure to Space Exploration Technologies Corp., Common Stock)	0%	0%
DXYZ SpaceX I LLC (economic exposure to Space Exploration Technologies Corp., 99% Class A Common Stock and 1% Series J Preferred Stock)	0%	0%
Fund FG-RTA, a series of Forge Investments LLC (economic exposure to Stripe, Inc., Common Stock)	0%	0%
Rhenium Bolt 2021, LLC	0%	0%
MWAM VC SpaceX-II, LLC (economic exposure to Space Exploration Technologies Corp., 55% Class A Common Stock and 45% Class C Common Stock)	0%	10%
Khosla Ventures IFSPV II, LLC (invested in Impossible Foods, Inc., Series H Preferred Stock)	0%	20%

(a) The effect of management and/or other fees have been considered in the fair value of the SPVs. Any upfront broker or management fees are included in the cost of purchase.

(b) The effect of future carried interest has been considered in the market value of the SPVs.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

June 30, 2025 (Unaudited)

(b)   Administrator

U.S. Bancorp Fund Services, LLC, d/b/a US Bank Global Fund Services (the “Administrator”), serves as administrator to the Fund. Under the Fund Administration Servicing Agreement and the Fund Accounting Servicing Agreement by and among the Fund, the Adviser and the Administrator, the Administrator maintains the Fund’s general ledger and is responsible for calculating the net asset value of the Shares, and generally managing the administrative affairs of the Fund. Under the Fund Administration Servicing Agreement, the Administrator is paid an administrative fee, computed and payable monthly at an annual rate based on the aggregate monthly total assets of the Fund. For the six months ended June 30, 2025 the Fund paid $60,175 in administration fees.

(c)   Service Providers

U.S. Bancorp Fund Services, LLC, d/b/a US Bank Global Fund Services (“USBGFS”) serves as the Fund’s dividend paying agent, transfer agent and registrar. Under a transfer agency services agreement, USBFS is paid an administrative fee, computed and payable monthly at an annual rate based on the transactions processed. For the six months ended June 30, 2025 the Fund paid $10,602 in transfer agent fees.

U.S. Bank National Association (“USB N.A.”) serves as the custodian to the Fund. Under a custody agreement, USB N.A. is paid a custody fee monthly based on the average daily market value of any securities and cash held in the portfolio. For the six months ended June 30, 2025 the Fund paid $3,090 in custody fees.

Employees of PINE Advisors LLC (“PINE”) serve as officers of the Fund. PINE receives a monthly fee for the services provided to the Fund. The Fund also reimburses PINE for certain out-of-pocket expenses incurred on the Fund’s behalf. For the six months ended June 30, 2025 the Fund paid $76,000 in chief compliance and principal financial officer fees.

(d)   Affiliated Partners

The Organizer has made payments of the Fund’s expenses, and the Fund intends to reimburse the Organizer for these expenses. As of June 30, 2025, the reimbursable balance due to the Organizer is $0 as reported on the Statement of Assets and Liabilities.

As of June 30, 2025, the parent of the Adviser, an Affiliate of the Fund, owned 9.95% of the Fund’s shares.

(6)   Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund may be required to provide financial support in the form of investment commitments to certain investees as part of the conditions for entering into such investments. As of June 30, 2025, the Fund did not have any unfunded commitments and did not provide any financial support.

The Fund is not currently subject to any material legal proceedings, and to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

June 30, 2025 (Unaudited)

(7)   Investment Transactions

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended June 30, 2025, amounted to $0 and $2,070,502 respectively.

(8)   Tax

The Fund has selected a tax year end of December 31. The Fund has elected to qualify as a RIC for U.S. federal income tax purposes, although the Fund has identified a potential non-compliance issue with the 25% diversification test that is in the process of being remediated (see note 2). As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year. As of December 31, 2024, the Fund continues to qualify as a regulated investment company.

To avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of dividends paid to shareholders during the tax years ended in 2024 and 2023, as noted below, was as follows:

	2024	2023
Ordinary Income	$—	$—
Total Distributions Paid	$—	$—

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Permanent items identified during the year ended December 31, 2024 have been reclassified among the components of net assets based on their tax basis treatment as follows:

ADDITIONAL PAID IN CAPITAL	ACCUMULATED DEFICIT
($3,841,997)	$ 3,841,997

In general, we make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include conversion-related items, differences in the book and tax basis of certain assets and liabilities, amortization of start-up costs, expense payments, nondeductible federal excise taxes and net operating losses, among other items.

The following information is provided on a tax basis as of December 31, 2024:

Cost of investments	$81,703,479
Unrealized appreciation	31,959,434
Unrealized depreciation	(38,584,226)
Net unrealized appreciation/(depreciation)	(6,624,792)
Undistributed ordinary income	—
Undistributed long term gains	—
Distributable earnings	—
Accumulated gain/(loss)	(5,556,623)
Total accumulated gain/(loss)	$(12,181,415)

As of December 31, 2022, the Fund had a net operating loss carryforward for federal income tax purposes of $3,588,375. This net operating loss may be carried forward indefinitely but would not be useable to offset income in taxable years in which the Fund qualifies as a RIC. This net operating loss may also be subject to Section 382 limitations.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

June 30, 2025 (Unaudited)

Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. For the tax year ended December 31, 2024 and December 31, 2023, we had capital loss carryforwards of $1,916,375 and $0, respectively, available for use in later tax years. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, some of the Fund’s capital loss carryforwards may become permanently unavailable due to limitations by the Code. The Fund has $0 of short-term capital loss carryforwards and $1,916,375 of long term capital loss carryforwards, both of which have unlimited expiration.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. Tax years ended December 31, 2020 through December 31, 2023 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. If the Fund does not qualify for the de minimis exception within the applicable period (i.e. September 30, 2025), and cannot obtain relief under the reasonable cause exception, it would be taxed as a corporation. The financial impact of this classification cannot currently be estimated, as it would depend on available net operating loss carryovers and unrealized gains or losses at that date.

(9)   Recent Accounting Standards

From time to time, new accounting pronouncements are issued by the FASB or other standards setting bodies that are adopted by the Fund as of the specified effective date.

During the period ending December 31, 2024 the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying statement of assets and liabilities as “total assets” and significant segment expenses are listed on the accompanying statement of operations.

(10) Going Concern Considerations

The financial statements of the Fund have been prepared assuming the Fund will continue as a going concern. However, as of June 30, 2025, certain conditions give rise to indicators of substantial doubt about the Fund’s ability to continue as a going concern. The Fund requires additional capital to meet its ongoing obligations, maintain its investment strategy, and support operational expenses. At June 30, 2025, the Fund had $2.1 million in Level 1 liquid assets and working capital of $1.8 million. The Fund’s current estimated liquidity shortfall over the next 12 months is approximately $6.5 million prior to deferral of the management fee (see Note 5). After deferral of the management fee, the estimated projected liquidity surplus over the next 12 months from issuance of these financial statements is approximately $983 thousand.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

June 30, 2025 (Unaudited)

Management’s Plans and Mitigation Efforts

To address these conditions, the Fund’s management has implemented the following plan:

The Fund has filed a shelf registration with the SEC to allow an additional $1,000,000,000 of shares to be issued. The Adviser believes upon the shelf registration becoming effective, one or more offerings from the shelf can be implemented in a timely manner which will allow the Fund to raise substantial capital and alleviate any doubt for the Fund to continue as a going concern. In the event the approval of the shelf registration is delayed or is not approved, the Adviser plans to dispose of illiquid investments held in the Fund’s portfolio. Given management’s plans and mitigation efforts, the indicators of substantial doubt are alleviated. The financial statements do not include any adjustments that might result from the Fund’s inability to continue as a going concern.

Please refer to Note 11 for additional information regarding the Fund’s at-the market program.

(11) Subsequent Events

Management has evaluated subsequent events for potential recognition and/or disclosure through the date of issuance of these financial statements.

On August 8, 2025, we entered into the Open Market Sales Agreement (the “Sales Agreement”) with Jefferies LLC (“Jefferies”) to act as our sales agent with respect to the issuance and sale of up to $1 billion of our shares of common stock, from time to time in an “at-the-market” offering (the “ATM Offering”).

Sales of common stock under the Sales Agreement are made pursuant to an effective shelf registration statement on Form N-2, which was declared effective on July 15, 2025 (File No. 333-278734), and a related prospectus supplement, which outlines the terms of the offering. Jefferies acts as our sales agent on a commercially reasonable efforts basis, consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of the NYSE. There is no specific date on which the ATM Offering will end, there are no minimum sale requirements and there are no arrangements to place any of the proceeds of the ATM Offering in an escrow, trust or similar account. Jefferies is entitled to compensation at a fixed commission rate of up to 3.0% of the gross proceeds from the sale of our common stock pursuant to the Sales Agreement.

Destiny Tech100 Inc.

Additional Information (Unaudited)

Advisory Agreement

At a meeting of the Board of the Fund held on April 23, 2025, the Board, including a majority of the Directors who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Fund or the Adviser, considered and approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and the Adviser.

The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each factor considered. The Board’s conclusions were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director might have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Advisory Agreement.

Nature, Extent, and Quality of Services. The Board considered that the Adviser was formed in 2020 to provide portfolio management services on behalf of the Fund. The Board reviewed the qualifications of the key personnel servicing the Fund, and expressed satisfaction with the advisory personnel’s expertise and industry connections. In connection with this, the Board took into account the departure of one of the Adviser’s portfolio managers in the third quarter of 2024. The Board considered the unique strategy of the Fund and the specialized knowledge required to implement such a strategy. The Board reviewed the Adviser’s compliance structure and program, highlighting that the Adviser engaged a third-party advisory firm to provide chief compliance officer services to the Adviser. The Board discussed the Adviser’s risk management strategies with respect to the Fund. The Board considered the results of the recent routine examination of the Adviser by the Division of Examinations at the U.S. Securities and Exchange Commission. In addition, the Board discussed the ongoing litigation involving a former officer of the Adviser, and acknowledged the Adviser’s position that the litigation would not impact the Adviser’s ability to provide quality services to the Fund. The Board considered the Adviser’s financial position and its insurance coverage. After discussion, the Board concluded that the Adviser had sufficient quality and depth of personnel, resources, and compliance policies and procedures essential to perform its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services that it would provide to the Fund would be satisfactory.

Performance. The Board considered the Fund’s performance for the most recent fiscal year and since inception periods both on a net asset value basis and on a per share basis, as applicable. The Board noted that the Fund’s net asset value increased by approximately 33% during the prior year, which exceeded the performance of the NASDAQ Composite Index for the same period. The Board also considered the performance of the Fund’s share price since its listing on the NYSE in March 2024.

Fees and Expenses. The Board next discussed the Adviser’s management fee of 2.50% and the Fund’s net expense ratio of 5.13%. The Board acknowledged that the management fee and expense ratio were higher than the peer group average, but were within the peer group range. The Board considered that the Fund was recently formed and has less assets under management than many of its peers and has not been able to take advantage of certain economies of scale. The Board considered the experience and industry knowledge required to manage the Fund and implement its investment strategy. After further discussion, the Board concluded that the fees to be paid to the Adviser were not unreasonable.

Economies of Scale. The Board considered that the Fund was not yet able to benefit from economies of scale, but has the potential to benefit from economies of scale as it continues to grow, but that many of the Fund’s operating expenses, such as administration fees, transfer agency expenses, and audit fees, would increase as the Fund’s assets under management increased. The Board also considered the fact that the Fund has filed a shelf registration statement that may provide the Fund with additional capital to invest pursuant to its investment strategy. The Board agreed to revisit the topic as part of the next renewal.

Profitability. The Board considered that the Adviser did not profit from its relationship with the Fund during the fiscal year ended December 31, 2024. The Board reviewed the Adviser’s revenues and expenses related to the Fund, noting that many of the fees and expenses were non-recurring and, therefore, the Adviser has the potential to return to profitability during the fiscal year ending December 31, 2025. The Board also considered the financial position of the Adviser’s parent company. The Board further considered that the Fund’s fees were within the range of its peers.

Destiny Tech100 Inc.

Additional Information (Unaudited) (continued)

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, the Board determined that approval of the Advisory Agreement was in the best interests of the Fund and its stockholders.

Proxy Voting Policies and Procedures and Proxy Voting Record

If applicable, a copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s investments; and (2) how the Fund voted proxies relating to Fund investments during the most recent period ended June 30, is available without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-PORT. The Fund’s Form N-PORT filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov.

NOTICE OF PRIVACY POLICY AND PRACTICES

FACTS	WHAT DOES DESTINY TECH100 INC. DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Name, Address, Social Security number

•   Proprietary information regarding your beneficiaries

•   Information regarding your earned wages and other sources of income

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Destiny Tech100 Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates to support everyday business functions – information about your transactions supported by law	Yes	No
For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call us at: (415) 639-9966

Who are we
Who is providing this notice?	Destiny Tech100 Inc.
What we do
How does Destiny Tech100 Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Why does Destiny Tech100 Inc. collect my personal information?

We collect your personal information, for example

•   To know investors’ identities and thereby prevent unauthorized access to confidential information;

•   Design and improve the products and services we offer to investors;

•   Comply with the laws and regulations that govern us.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   sharing for affiliates’ everyday business purposes –information about your creditworthiness

•   affiliates from using your information to market to you

•   sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Destiny Tech100 Inc. has affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Destiny Tech100 Inc. does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Destiny Tech100 Inc. doesn’t jointly market.

Investment Adviser

Destiny Advisors, LLC

Austin, TX

Legal Counsel

Eversheds Sutherland

Washington, DC

Independent Registered Public Accounting Firm

Marcum LLP

San Francisco, CA

Administrator, Accounting Agent, and Transfer Agent

U.S. Bancorp Fund Services, LLC

Milwaukee, WI

Custodian

U.S. Bank, N.A.

Cincinnati, OH

Board of Directors

Lee Daley

Travis Mason

Lisa Nelson

Sohail Prasad

Director and Chief Executive Officer

Sohail Prasad

Chief Operating Officer

Ethan Silver

Principal Financial Officer and Treasurer

Peter Sattelmair

Chief Compliance Officer

Cory Gossard

D/XYZ IS REDEFINING THE VENTURE INVESTMENT ECOSYSTEM SO IT SERVES EVERYONE, GIVING GROWTH BACK TO EVERYDAY INVESTORS BY PROVIDING PUBLIC ACCESS TO THE PRIVATE MARKET.

D/XYZ
DESTINY TECH100 1401 LAVACA STREET, #144 AUSTIN, TX 78701
DESTINY.XYZ

(b)    Not applicable.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual reports.

Item 6. Investments.

(a)     Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)    Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)     The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)     Not applicable.

(b)    Not applicable.

Item 19. Exhibits.

(a)    (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous December 31, 2024 Form N-CSR filing.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)    Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Destiny Tech100 Inc.
By (Signature and Title)*	/s/ Sohail Prasad
Sohail Prasad,
Principal Executive Officer
Date	September 3, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Sohail Prasad
Sohail Prasad,
Principal Executive Officer
Date	September 3, 2025
By (Signature and Title)*	/s/ Peter Sattelmair
Peter Sattelmair,
Principal Financial Officer
Date	September 3, 2025

____________

*        Print the name and title of each signing officer under his or her signature.